EXHIBIT A

                              SERIES OF THE TRUST

--------------------------------------------------------------------- -------------------------
SERIES                                                                     EFFECTIVE DATE
------                                                                     --------------
--------------------------------------------------------------------- -------------------------
First Trust Preferred Securities and Income ETF                           February 1, 2013
--------------------------------------------------------------------- -------------------------
First Trust Managed Municipal ETF                                          April 3, 2014
--------------------------------------------------------------------- -------------------------
First Trust Long/Short Equity ETF                                         August 26, 2014
--------------------------------------------------------------------- -------------------------
First Trust Emerging Markets Local Currency Bond ETF                      October 20, 2014
--------------------------------------------------------------------- -------------------------
First Trust RiverFront Dynamic Europe ETF                                 February 2, 2016
--------------------------------------------------------------------- -------------------------
First Trust RiverFront Dynamic Asia Pacific ETF                           February 2, 2016
--------------------------------------------------------------------- -------------------------
First Trust RiverFront Dynamic Emerging Markets ETF                       February 2, 2016
--------------------------------------------------------------------- -------------------------
First Trust RiverFront Dynamic Developed International ETF                February 2, 2016
--------------------------------------------------------------------- -------------------------
First Trust Horizon Managed Volatility Domestic ETF                       August 22, 2016
--------------------------------------------------------------------- -------------------------
First Trust Horizon Managed Volatility Developed International ETF        August 22, 2016
--------------------------------------------------------------------- -------------------------
First Trust California Municipal High Income ETF                           June 16, 2017
--------------------------------------------------------------------- -------------------------
First Trust Institutional Preferred Securities and Income ETF             August 14, 2017
--------------------------------------------------------------------- -------------------------
First Trust Municipal High Income ETF                                     October 26, 2017
--------------------------------------------------------------------- -------------------------